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                                                              Exhibit 15(ii)(a)

                                    EXHIBIT A
                                       TO
                              RULE 12B-1 AGREEMENT


         The following Funds and their respective Classes of Shares shall be subject to the Rule 12b-1 Agreement by and between the Participating Organization and BISYS:

Fountain Square Commercial Paper Fund
      Investment A Shares
Fountain Square Government Cash Reserves Fund
      Investment A Shares
Fountain Square U.S. Government Securities Fund
      Investment A Shares
      Investment C Shares
Fountain Square Quality Bond Fund
      Investment A Shares
      Investment C Shares
Fountain Square Quality Growth Fund
      Investment A Shares
      Investment C Shares
Fountain Square Mid-Cap Fund
      Investment A Shares
      Investment C Shares
Fountain Square Balanced Fund
      Investment A Shares
      Investment C Shares
Fountain Square Ohio Tax-Free Bond Fund
      Investment A Shares
      Investment C Shares
Fountain Square International Equity Fund
      Investment A Shares
      Investment C Shares
Fountain Square Equity Income Fund
      Investment A Shares
      Investment C Shares
Fountain Square Bond Fund For Income
      Investment A Shares
      Investment C Shares
Fountain Square Municipal Bond Fund
      Investment A Shares
      Investment C Shares
Fountain Square Pinnacle Fund
      Investment A Shares
      Investment C Shares